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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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                         Date of report: August 7, 2000
                         (Date of earliest event report)

                            SILK BOTANICALS.COM, INC.
             (Exact name of Registrant as specified in its charter)

                                     Florida
                 (State or other jurisdiction of incorporation)

       333-37110                      5190                       65-0886132
       ---------                      ----                       ----------
(Commission File No.)     (Primary Standard Industrial        (I.R.S. Employer
                           Classification Code Number)       Identification No.)

                        975 S. Congress Avenue, Suite 102
                             Delray Beach, FL 33450
                                  561-265-3600
          (ADDRESS AND TELEPHONE NUMBER OF PRINCIPAL EXECUTIVE OFFICES)

                            ------------------------

                               Joseph R. Bergmann
                        975 S. Congress Avenue, Suite 102
                             Delray Beach, FL 33445
                                  561-265-3600
            (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

                            ------------------------

                                   COPIES TO:
                                Robert C. Hackney
                              HACKNEY& MILLER, P.A.
                                   CITY CENTRE
                           2000 PGA BLVD., SUITE 4410
                          N. PALM BEACH, FLORIDA 33408
                                 (561) 627-0677

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Item 4.  Change in Registrant's Certifying Accountants.


(a)      Previous independent accountants

         (i) Effective August 4, 2000, Silk Botanicals.com, Inc. (the "Registrant") dismissed Sweeney Gates & Co. as its independent accountants.

         (ii) The report of Sweeney Gates & Co. for the Registrant's fiscal year ended May 31, 1999 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle.

         (iii) The Registrant's Board of Directors participated in and approved the decision to change independent accountants.

         (iv) In connection with its audits for the past two fiscal years, there have been no disagreements with Sweeney Gates & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure, which disagreements if not resolved to the satisfaction of Sweeney Gates & Co. would have caused them to make reference thereto in their report on the financial statements for such periods.

         (v) The Registrant has requested that Sweeney Gates & Co. furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter will be filed as Exhibit 16 to this Form 8-K by an amendment thereto.

(b)      New independent accountants

         (i) The Registrant appointed the accounting firm of Michaelson & Co., P.A. as its new independent accountants for fiscal 2000 to replace Sweeney Gates and Co. effective with such appointment. The Registrant has not consulted with Michaelson & Co., P.A. on (1) the application of accounting principles to a specific opinion that might have been rendered on the Registrant's financial statements or (2) the subject matter of a disagreement or reportable event with the former auditor (as described in Regulation S-B Item 304 (a) (1) (iv).

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

         16       Letter from Sweeney Gates & Co., former accountant.*

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                  * To be filed by amendment.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 7, 2000                     SILK BOTANICALS.COM, INC.
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                                         By: /s/ Joseph R. Bergmann
                                         It's: President and Secretary